Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. [a]	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

AMENDED MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended August 31, 2009

Accounting Method:        ☒ Accrual Basis        ☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes	No

Please answer the questions below:

1. Is the business still operating?	☒	☐

2. Were any assets (other than inventory) sold this month?	☐	☒

3. Were all employees timely paid this month?	☒	☐[c]

4. Are all insurance policies and operating licenses current and in effect?	☒	☐

5. Did you open any new bank accounts this month?	☐	☒

6. Did you deposit all receipts into your DIP account this month?	☒	☐

7. Have all taxes been timely paid (payroll, sales, etc.)?	☒	☐

8. Are you current on U.S. Trustee quarterly fees payments?	☒	☐

I declare under penalty of perjury that the following Amended Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief. [b]

Executed on:	9/29/2009	Print Name:	Michael Coltharp

		Signature:	/s/ Michael Coltharp

		Title:	SVP, Controller

[a]	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
[b]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Amended Monthly Operating Report (Form 2-G) which is incorporated herein by reference.
[c]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Amended Monthly Operating Report (Form 2-G), page 3 of 3.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 8/1/2009 to 8/31/2009

CASH FLOW SUMMARY

	Current Month		Accumulated
1. Beginning Cash Balance	$23,570,320	(1)	$16,847,967	(1)

2. Cash Receipts
Operations	2,422,234		12,236,035
Sale of Assets	—		—
Loans/advances	—		—
Other	—		—

Total Cash Receipts	$2,422,234		$12,236,035

3. Cash Disbursements
Operations	636,468		2,607,197
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	1,316,457		2,437,176
Other	—		—

Total Cash Disbursements	$1,952,925		$5,044,373

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	469,309		7,191,662

5 Ending Cash Balance (to Form 2-C)	24,039,629	(2)	$24,039,629	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$23,795,343	$—	$251,395	$23,543,948
xxxxxxx0805	J.P. Morgan	113,119	—	—	113,119
xxxxxxx1807	New Mexico Bank & Trust	5,506	—	—	5,506
xxxxxxx2954	New Mexico Bank & Trust	247,410	—	6,430	240,979
xxxxxxx2989	New Mexico Bank & Trust	36,093	—	—	36,093
xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984
xxxxxxx9638	The Bank of New York Mellon	1,002	—	1,002	—
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—

TOTAL		$24,298,457	$—	$258,827	$24,039,629	(2)

(must agree with Ending Cash Balance above)
Restricted Cash
xxxxxxx212	Century Trust, LLP	$55,596	$—	$—	$55,596

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case.

Current month beginning cash balance should equal the previous month’s ending balance.

(2)	All cash balances should be the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 8/1/2009 to 8/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
8/6/2009	6781	American Stock Transfer & Trust	Transfer fee	$5,757
8/6/2009	6782	AT&T Mobility	Telephone	657
8/6/2009	6783	The Carlisle Group, Inc.	Info Services	7,500
8/6/2009	6784	Epiq Bankruptcy Solutions, LLC	Professional services	128,349
8/6/2009	6785	FedEx	Shipping	734
8/6/2009	6786	Rubin Katz Law Firm	Legal	1,663
8/6/2009	6787	Thompson, Hickey, Cunningham	Legal	1,090
8/6/2009	6788	TMST Employee	Travel reimbursement	5,418
8/6/2009	6789	TMST Employee	Supply reimbursement	173
8/6/2009	6790	TMST Employee	Travel reimbursement	3,649
8/6/2009	6791	NM Regulation Commission	WC fee	155
8/6/2009	Wire	PricingDirect Inc.	Data info	29,337
8/6/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
8/11/2009	6792	CT Corporation System	Registered Agent fee	270
8/13/2009	ACH	ADP Financial Services	Payroll taxes	68,678
8/13/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
8/14/2009	2230	TMST Employee	Payroll	2,279
8/14/2009	2231	TMST Employee	Payroll	1,157
8/14/2009	2232	TMST Employee	Payroll	4,164
8/14/2009	2233	TMST Employee	Payroll	2,105
8/14/2009	2234	TMST Employee	Payroll	7,589
8/14/2009	2235	TMST Employee	Payroll	4,606
8/14/2009	2236	TMST Employee	Payroll	1,354
8/14/2009	2237	TMST Employee	Payroll	482
8/14/2009	2238	TMST Employee	Payroll	2,804
8/14/2009	2239	TMST Employee	Payroll	2,539
8/14/2009	2240	TMST Employee	Payroll	1,910
8/14/2009	2241	TMST Employee	Payroll	6,066
8/14/2009	2242	TMST Employee	Payroll	3,443
8/14/2009	2243	TMST Employee	Payroll	32,053
8/14/2009	2244	TMST Employee	Payroll	3,829
8/14/2009	2245	TMST Employee	Payroll	2,232
8/14/2009	2246	TMST Employee	Payroll	1,791
8/14/2009	2247	TMST Employee	Payroll	1,699
8/14/2009	2248	TMST Employee	Payroll	2,442
8/14/2009	2249	TMST Employee	Payroll	7,037
8/14/2009	2250	TMST Employee	Payroll	2,587
8/14/2009	2251	TMST Employee	Payroll	3,157
8/14/2009	2252	TMST Employee	Payroll	3,325
8/14/2009	2253	TMST Employee	Payroll	71
8/14/2009	2254	TMST Employee	Payroll	2,401
8/14/2009	2255	TMST Employee	Payroll	2,059
8/14/2009	2256	TMST Employee	Payroll	1,950
8/14/2009	2257	TMST Employee	Payroll	1,753
8/14/2009	2258	TMST Employee	Payroll	5,420

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 8/1/2009 to 8/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
8/14/2009	2259	TMST Employee	Payroll	2,469
8/14/2009	2260	TMST Employee	Payroll	2,587
8/14/2009	2261	TMST Employee	Payroll	1,931
8/14/2009	2262	TMST Employee	Payroll	7,142
8/14/2009	2263	TMST Employee	Payroll	20,476
8/14/2009	2264	TMST Employee	Payroll	1,337
8/14/2009	2265	TMST Employee	Payroll	4,509
8/14/2009	2266	TMST Employee	Payroll	2,687
8/14/2009	2267	TMST Employee	Payroll	1,321
8/18/2009	6793	Aon Risk Services Inc of NM	Workers Compensation insurance	5,145
8/18/2009	6794	Bloomberg LP	Info Services	72,141
8/18/2009	6795	Blue Chip Insurance Agency	Commercial liability insurance	10,473
8/18/2009	6796	FedEx	Shipping	172
8/18/2009	6797	Shred-it Albuquerque	Office Supplies	135
8/18/2009	6798	SNL Financial	Info Services	2,702
8/18/2009	6799	SS&C Technologies, Inc.	Info Services	6,562
8/18/2009	6800	U.S. Trustee	BK court fees	7,150
8/18/2009	6801	Thornburg Investment Management	Postage	21
8/18/2009	Wire	CUSIP	Name change fee	229
8/18/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
8/26/2009	Bank Fee	New Mexico Bank&Trust	Wire fees	105
8/26/2009	Wire	Venable LLP	Professional services	274,310
8/26/2009	Wire	J.H. Cohn LLP	Professional services	134,113
8/26/2009	Wire	Quinn Emanuel	Professional services	266,892
8/26/2009	Wire	Protiviti Inc.	Professional services	333,638
8/26/2009	Wire	Orrick, Herrington & Sutcliffe LLP	Professional services	77,872
8/28/2009	Wire	ADP Financial Services	Payroll taxes 8/31	69,024
8/28/2009	Wire	RR Donnelley Receivables, Inc	EDGAR Filings	4,000
8/28/2009	Bank Fee	New Mexico Bank&Trust	Wire fees	42
8/31/2009	6900	Epiq Bankruptcy Solutions, LLC	Professional services	77,878
8/31/2009	6901	FedEx	Shipping	90
8/31/2009	6902	Rubin Katz Law Firm	Legal	44
8/31/2009	6903	Safeguard Business Systems Inc	Supplies	68
8/31/2009	6904	Shred-it Albuquerque	Recycling	107
8/31/2009	6905	TMST Employee	Travel reimbursement	1,421
8/31/2009	6906	Tydings & Rosenberg LLP	Professional services	15,604
8/31/2009	2268	TMST Employee	Payroll	2,257
8/31/2009	2269	TMST Employee	Payroll	2,082
8/31/2009	2270	TMST Employee	Payroll	4,164
8/31/2009	2271	TMST Employee	Payroll	1,925
8/31/2009	2272	TMST Employee	Payroll	5,736
8/31/2009	2273	TMST Employee	Payroll	1,629
8/31/2009	2274	TMST Employee	Payroll	4,606
8/31/2009	2275	TMST Employee	Payroll	1,128
8/31/2009	2276	TMST Employee	Payroll	1,964

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 8/1/2009 to 8/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
8/31/2009	2277	TMST Employee	Payroll	2,804
8/31/2009	2278	TMST Employee	Payroll	2,539
8/31/2009	2279	TMST Employee	Payroll	1,910
8/31/2009	2280	TMST Employee	Payroll	6,066
8/31/2009	2281	TMST Employee	Payroll	3,443
8/31/2009	2282	TMST Employee	Payroll	32,053
8/31/2009	2283	TMST Employee	Payroll	3,829
8/31/2009	2284	TMST Employee	Payroll	2,024
8/31/2009	2285	TMST Employee	Payroll	3,528
8/31/2009	2286	TMST Employee	Payroll	1,803
8/31/2009	2287	TMST Employee	Payroll	2,081
8/31/2009	2288	TMST Employee	Payroll	6,630
8/31/2009	2289	TMST Employee	Payroll	2,587
8/31/2009	2290	TMST Employee	Payroll	3,157
8/31/2009	2291	TMST Employee	Payroll	3,114
8/31/2009	2292	TMST Employee	Payroll	2,359
8/31/2009	2293	TMST Employee	Payroll	2,122
8/31/2009	2294	TMST Employee	Payroll	1,208
8/31/2009	2295	TMST Employee	Payroll	1,826
8/31/2009	2296	TMST Employee	Payroll	4,901
8/31/2009	2297	TMST Employee	Payroll	2,485
8/31/2009	2298	TMST Employee	Payroll	2,587
8/31/2009	2299	TMST Employee	Payroll	1,942
8/31/2009	2300	TMST Employee	Payroll	7,142
8/31/2009	2301	TMST Employee	Payroll	20,476
8/31/2009	2302	TMST Employee	Payroll	1,314
8/31/2009	2303	TMST Employee	Payroll	4,286
8/31/2009	2304	TMST Employee	Payroll	2,687
8/31/2009	2305	TMST Employee	Payroll	748

			Total Cash Disbursements	$1,931,334	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT (SEE NOTE A)

For Period: 8/1/2009 to 8/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payer	Description (Purpose)	Amount
8/5/2009	Cenlar	Investor P43 P&I Remittance July 2009	$584,377
8/7/2009	Cenlar	Cenlar Subservicing Bill July 2009	660,553
8/20/2009	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance July 2009	38,324
8/20/2009	O’Melveny & Myers LLP	Refund Retainer	108,068
8/24/2009	Wells Fargo Bank	Credit Risk Advisor Fee GRP 2005-AR7	1,257
8/25/2009	DB Trust Company Americas - TSS	TMST 2003-4 Owner Trust Interest Distribution	1,024,813
8/25/2009	Wells Fargo Bank	Reinvestment Income	388
8/25/2009	Wells Fargo Bank	Credit Risk Advisor Fee GS2005-AR4	564
8/26/2009	Deutsche Bank	Reinvestment Income	36

		Total Cash Disbursements	$2,418,380	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 8/1/2009 to 8/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
8/6/2009	15167	Wells Fargo Bank, N.A.	HSA fee	$38
8/6/2009	15168	ADP, Inc.	Processing	3
8/6/2009	15169	Exhib-it	Storage marketing	507
8/6/2009	15170	FedEX	Shipping	1,418
8/6/2009	15171	Alabama State Banking Dept	Name change fee	20
8/6/2009	15172	DC Treasurer	Name change fee	35
8/6/2009	15173	IA Superintendent of Banking	Name change fee	10
8/11/2009	15174	CA Franchise Tax Board	Name change fee	30
8/11/2009	15175	Florida Dept of State	Name change fee	44
8/11/2009	15176	Georgia Dept of Revenue	Name change fee	20
8/11/2009	15177	KS Office of the State Bank Commissioner	Name change fee	35
8/11/2009	15178	Kentucky State Treasurer	Name change fee	40
8/11/2009	15179	Minnesota Revenue	Name change fee	50
8/11/2009	15180	Mississippi Department of Banking	Name change fee	50
8/11/2009	15182	State of New Hampshire	Name change fee	35
8/11/2009	15183	North Carolina Dept of Revenue	Name change fee	75
8/11/2009	15184	Oregon Department of Revenue	Name change fee	50
8/11/2009	15185	SD Secretary of State	Name change fee	250
8/11/2009	15186	Tennessee Dept of Financial Institutions	Name change fee	20
8/11/2009	15187	NYC Department of Finance	State license	539
8/17/2009	15188	DB Trust Co Americas	File withdrawals	774
8/17/2009	15189	FedEX	Shipping	652
8/17/2009	15190	Incorporationg Services, LTD.	NM registered agent	100
8/17/2009	15191	MERSCORP, Inc.	File transfers	28
8/17/2009	15192	U.S. Trustee	BK court fees	650
8/17/2009	15193	Nebraska Dept of Banking and Finance	Name change fee	35
8/26/2009	ACH	New Mexico Taxation & Revenue Dept	CRS fee April	5
8/26/2009	ACH	New Mexico Taxation & Revenue Dept	CRS fee May	5
8/26/2009	ACH	New Mexico Taxation & Revenue Dept	CRS fee June	5
8/31/2009	15400	CSC	Registration fee	291
8/31/2009	15401	Exhib-it	Storage marketing	760
8/31/2009	15402	FedEX	Shipping	699
8/31/2009	15403	Pinnacle Exhibits, Inc.	Storage marketing	689
8/31/2009	15404	Verizon	PA phone	35
8/31/2009	15405	Wells Fargo Bank, N.A.	HSA 2nd qtr fee	26
8/31/2009	15406	Wells Fargo Bank, N.A.	HSA 2nd qtr fee	13

			Total Cash Disbursements	$8,034	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT (SEE NOTE A)

For Period: 8/1/2009 to 8/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payer	Description (Purpose)	Amount
8/20/2009	Thomas G Ennis	Return of Premium-Loan#13839171	1,148
8/20/2009	Cenlar	Processing fee-Loan#18745133	100

		Total Cash Disbursements	$1,248	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT (SEE NOTE A)

For Period: 8/1/2009 to 8/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payer	Description (Purpose)	Amount
8/25/2009	US Bank	Trust Wire	$820
8/25/2009	Citibank	Corporate Trust Fed Wire	1,089
8/26/2009	Bank of America (Countrywide)	Credit Risk Advisor Fee	695

		Total Cash Disbursements	$2,604	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 8/1/2009 to 8/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
8/7/2009	ACH	ADP	Payroll processing	$193
8/19/2009	ACH	Great-West Healthcare	Employee Health insurance	13,149
8/21/2009	ACH	ADP	Payroll processing	214

			Total Cash Disbursements	$13,557	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT (SEE NOTE A)

For Period: 8/1/2009 to 8/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payer	Description (Purpose)	Amount
8/31/2009	New Mexico Bank & Trust	Interest Paid	$2

		Total Cash Disbursements	$2	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: August 31, 2009

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B, line 5)		$24,039,629	$16,847,967
Accounts Receivable (from Form 2-E)		13,277,533	9,403,326
Receivable from Officers, Employees, Affiliates		—	—
Inventory		—	—
Other Current Assets : (List)	Prepaid expenses & retainers	4,268,571	5,854,280

	Accrued interest receivable	31,824	47,878

Total Current Assets		41,617,557	32,153,451

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,202,815	1,202,815

Total Fixed Assets		1,202,815	1,202,815

Less: Accumulated Depreciation		668,231	534,584

Net Fixed Assets		534,584	668,231

Other Assets (List):	Restricted cash	55,596	201,432,689

	Mortgage servicing rights	81,040,368	87,104,385

	Investment in subsidiaries	22,160,638	21,244,747

	Loans held for sale	8,341,164	8,359,404

	Deposits	3,605,000	300,000

TOTAL ASSETS		$157,354,907	$351,262,907

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$330,891	$—
Post-petition Accrued Profesional Fees (from Form 2-E)		2,533,059	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable (2)		3,305,000	—
Other Post-petition Payable(List):	Contingent obligations (3)	2,056,404	—

		—	—

Total Post Petition Liabilities		8,225,354	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt		3,460,529,452	3,664,885,260

Total Pre Petition Liabilities		3,460,529,452	3,664,885,260

TOTAL LIABILITIES		3,468,754,806	3,664,885,260

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition		(6,954,363,712)	(6,954,363,712)
Retained Earnings - Post-petition		2,222,454	—

TOTAL OWNERS’ EQUITY		(3,311,399,899)	(3,313,622,353)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$157,354,907	$351,262,907

(1)	Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.
(2)	See Form 2G for detailed explanation.
(3)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: August 1, 2009 to August 31, 2009

	Current Month	Accumulated Total [1]
Total interest income	$1,043,984	$5,227,197
Total interest expense (benefit) [2]	—	(1,236,843)

Gross Profit	1,043,984	6,464,040

Operating Expenses
Officer Compensation	197,107	633,011
Selling, General and Administrative	2,527,204	11,747,400
Rents and Leases	44,836	452,708
Depreciation, Depletion and Amortization	33,412	133,648
Other (list):	—	—
______________________	—	—

Total Operating Expenses	2,802,559	12,966,767

Operating Income (Loss)	(1,758,575)	(6,502,727)

Non-Operating Income and Expenses
Fee income [3]	2,076,487	9,055,701
Gains (Losses) on Sale of Assets	—	—
Mortgage servicing income	—	—
Earnings from subsidiaries	—	915,891
Other Non-Operating Income [4]	—	3,940,558

Net Non-Operating Income or (Expenses)	2,076,487	13,912,150

Reorganization Expenses
Legal and Professional Fees	680,764	5,672,990
Other Reorganization Expense	38,641	(486,021)

Total Reorganization Expenses	719,405	5,186,969

Net Income (Loss) Before Income Taxes	(401,493)	2,222,454

Federal and State Income Tax Expense (Benefit)	—	—

NET INCOME (LOSS)	$(401,493)	$2,222,454

[1]	Accumulated Totals include all revenue and expenses since the petition date.
[2]	Accumulated total reflects amortization of derivatives.
[3]	Represents mortgage loan servicing activity.
[4]	Accumulated total includes a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entities respective bankruptcy claim filings.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: August 1, 2009 to August 31, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld:
Federal	$—	$36,759	$36,759	8/13/2009	Wire	$—
		37,017	37,017	8/28/2009	Wire	—
State	—	7,322	7,322	8/13/2009	Wire	—
		7,355	7,355	8/28/2009	Wire	—
FICA Tax Withheld	—	11,886	11,886	8/13/2009	Wire	—
		11,942	11,942	8/28/2009	Wire	—
Employer’s FICA Tax	—	11,886	11,886	8/13/2009	Wire	—
		11,942	11,942	8/28/2009	Wire	—
Unemployment Tax
Federal	—	4	4	8/13/2009	Wire	—
		38	38	8/28/2009	Wire	—
State	—	820	820	8/13/2009	Wire	—
		731	731	8/28/2009	Wire	—
Sales, Use & Excise Taxes	—	—	—			—
Property Taxes	—	—	—			—
Accrued Income Tax:
Federal	—	—	—			—
State	—	—	—			—
Other:	—	—	—			—

TOTALS	$—	$137,702	$137,702			$—

(1)	For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2010	8/11/2010
Property (Fire, Theft)	N/A
Vehicle	N/A
Employment Practices Liability	Lexington Insurance Company	3,000,000	3/17/2010	3/17/2010
Directors & Officers	XL Specialty Insurance Co.	15,000,000	5/1/2010	5/1/2010
Directors & Officers	Houston Casualty Company	15,000,000	5/1/2010	5/1/2010

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 8/1/2009 to 8/31/2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable		Post Petition Accounts Payable
Under 30 days	$—	[a]	$1,330,502	[b]
30 to 60 days	—		967,270
61 to 90 days	—		273,910
91 to 120 days	3,305,000		292,268
Over 120 days	—		—
Unavailable	4,787,208	[c]

Total Post Petition	8,092,208

Pre Petition Amounts	5,185,325	[c]

Total Accounts Receivable	13,277,533

Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$13,277,533

	Total Post Petition Accounts Payable		$2,863,950

[a]	See Exhibit B for Accounts Receivable Aging
[b]	See Exhibit C for Accounts Payable Aging
[c]	Includes escrow and other non-P&I advances receivable from in excess of 3300 mortgage holders. Aging information is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

		Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * [1]
Debtor’s Counsel		$1,124,000	$273,000	$274,310		$692,763
Debtor’s Special Counsel		725,770	127,000	77,872		294,958
Debtor’s Financial Advisor		250,000	161,000	333,638		450,977
Creditors’ Committee’s Counsel		100,000	252,500	282,496		637,209
Unsecured Creditors’ Financial Advisor		—	153,000	134,113		371,352
Trustee’s Counsel		—	—	—		—
Other:	U.S. Trustee	—	7,800	7,800		7,800

Other:	Claims Agent	—	78,000	206,227		78,000

Total		$2,199,770	$1,052,300	$1,316,457		$2,533,059

*	Balance due to include fees and expenses incurred but not yet paid.
[1]	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 8/1/2009 to 8/31/2009

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Larry A. Goldstone	Senior Executive VP, CEO	Wages	$85,493
Larry A. Goldstone	Senior Executive VP, CEO	Expense reimbursement	6,838
Clarence G. Simmons III	Senior Executive VP, CFO	Wages	60,978
Clarence G. Simmons III	Senior Executive VP, CFO	Expense reimbursement	3,649
Deborah J Burns	Senior VP, Asst Secretary	Wages	15,116
Michael Coltharp	Senior VP, Controller	Wages	13,278
Charles Macintosh	Senior VP, Treasurer	Wages	22,242

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: August 31, 2009

QUARTERLY DISBURSEMENT CALCULATION

1	Disbursements made in calendar quarter

July 2009	$2,015,158
August 2009	1,952,925
September 2009	—

Quarterly Total	$3,968,083

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending August 31, 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR AMENDED MONTHLY OPERATING REPORT

The Debtors reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Debtors reserve the right to (a) amend and supplement this Amended Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtors prepared this Amended Monthly Operating Report with the assistance of their financial advisor, Protiviti, Inc. (“Protiviti”), based upon the information available to date. This Amended Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtors.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Amended Monthly Operating Report and should be referred to and considered in connection with any review of the report.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending August 31, 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or nonrecurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

On August 6, 2009, the debtors filed an application to employ Interactive Mortgage Advisors, LLC as the broker for the sale of mortgage servicing rights. A hearing on that motion took place on September 21, 2009. At the direction of the Bankruptcy Court, supplemental application papers are being prepared which will be filed with the Bankruptcy Court.

After extensive discussion and negotiation with the Committee, the Debtors filed an emergency motion on July 29, 2009 requesting court approval of termination of the sale process for Adfitech based upon an agreement with the Committee which had requested termination of the sale process and negotiation of a Chapter 11 plan of reorganization for Adfitech. A hearing on the motion was held on August 12, 2009, following which the court held (i) court authorization for stopping the Adfitech sale process was not required, (ii) court approval for a release by the Committee of the Debtors and their officers and directors from liability relating to stopping the Adfitech sale process was not required, and (iii) allowance of fees paid or to be paid to Houlihan Lokey Howard & Zukin Capital, Inc. (“Houlihan Lokey”) required the filing of an appropriate application and notice and hearing thereon. Subsequently, the Debtors decided to stop the sale process for Adfitech and engage in plan negotiations with the Committee, and terminated the engagement of Houlihan Lokey. The Committee requested that instead of further efforts to obtain a buyer for Adfitech, the Debtors formulate and propose a plan of reorganization for Adfitech. Discussions regarding such a plan are ongoing.

On August 19, 2009, the Debtors filed a motion for entry of an order approving the sale of a whole loan portfolio. An order approving the motion and the sale of the whole loan portfolio was granted on September 15, 2009.

On August 25, 2009, the Debtors filed a motion to extend the exclusive periods during which the debtors may file their Chapter 11 plan or plans of liquidation. The motion was granted on September 14, 2009. As a result, the Debtors’ exclusive periods within which to file a Chapter 11 plan or plans and to solicit acceptances thereof were extended to October 28, 2009 and December 27, 2009, respectively.

During the month of August, the Debtors filed their monthly operating report covering the period July 1-July 31, 2009.

On August 21, 2009, Century Bank filed a motion for relief from the automatic stay in which it requests that the Court authorize it to setoff against approximately $3.3 million that Century Bank asserts is collateral for indemnification obligations under a letter of credit facility for the benefit of Liberty Mutual Insurance Company that issued certain bonds needed by the Debtors in certain states for licensing purposes. A hearing on the Century Bank motion was held on September 28, 2009 at which a consent order was approved by the Bankruptcy Court which provides for the lifting of the automatic stay with the parties to reserve all rights.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending August 31, 2009

Unusual and Nonrecurring Accounting Transactions:

Surety Bond Transactions:

In the Month of May 2009, Thornburg Mortgage Home Loan’s (TMHL) surety bond issuer made claims against TMHL’s letters of credit held at Century Bank. Century Bank paid the claim amounts to the surety bond issuer by drawing on an existing TMHL promissory note. TMHL has recorded a $3.3 million note payable to Century Bank to reflect this transaction.

Century Bank also withdrew $3.3 million from a TMHL cash collateral account at Century Bank and is reportedly currently holding those funds in a Century Bank suspense or other non-TMHL account. TMHL has recorded an accounts receivable for $3.3 million withdrawn by Century Bank. No interest has been accrued or paid on the Century Bank note since Century Bank withdrew the $3.3 million from the tmhl cash collateral account

Market Value Swap Margin Call Obligations and Market Value Swap Liability

The Swap Margin Call Obligations reflected in the balance sheet represent an estimated deficiency on securities covered by market value swap agreements calculated as the difference between the estimated future values of the auction price of the securities and par balance of the securities estimated at the date of the auction swap agreement termination.

The Market Value Swap Liability is the difference between the actual reported auction price of securities and par value of securities for executed auctions.

CS informed TMHS that all auction swap agreements between CS and TMHS were terminated. TMHS reports the estimated swap deficiencies for agreements with auction dates after the May 1, 2009 bankruptcy petition date as Swap Margin Call Obligations rather than Market Value Swap Liabilities on executed auctions based on the termination of the agreements prior to the actual auction dates.

On September 25, 2009, the debtor TMST, Inc. (“TMST”) announced a change in the policy of former management with respect to treatment of the so-called “banked hours” of employees. Effective September 21, 2009, the “banked hours” policy was abolished and thereafter employees will be paid overtime (time and one-half) for any hours worked in excess of 40 hours each week. Employees will be paid for their existing “banked hours” on September 30, 2009 at overtime rates. To the extent employees were paid in the past for “banked hours” at straight time rates, TMST intends to review its payroll records and pay employees the overtime differential for those hours as soon as possible.

TMST is in the process of determining the extent to which “banked” or other hours worked by TMST employees related to the business of SAF Financial, Inc. (“SAF”). TMST reserves all rights and claims against SAF, including the right to seek reimbursement from SAF for all hours worked by TMST employees that were in fact devoted to SAF, not TMST, business.

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of August 31, 2009

Post Petition			Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Century Bank, LOC #xxxx219			5/12/2009	$1,275,000	$—	$—	$—	$1,275,000	$—	$—
Century Bank, LOC #xxxx227			5/12/2009	830,000	—	—	—	830,000	—	—
Century Bank, LOC #xxxx214			5/12/2009	1,200,000	—	—	—	1,200,000	—	—
Borrower Escrow Advance Balance	a	)	Various	4,004,551	—	—	—	—	—	4,004,551
Borrower Corporate Advance Balance	a	)	Various	772,967	—	—	—	—	—	772,967
Borrower Inspection Fees	a	)	Various	9,690	—	—	—	—	—	9,690

Total Post Petition Accounts Receivable				$8,092,208	$—	$—	$—	$3,305,000	$—	$4,787,208

Pre Petition			Date	Amount
Adfitech			3/25/2009	$1,000
Thomas G. Ennis, Premium Recapture			4/30/2009	6,888
Borrower Escrow Advance Balance	a	)	Various	4,513,211
Borrower Corporate Advance Balance	a	)	Various	634,827
Borrower 3rd Party Advance Balance	a	)	Various	14,067
Borrower Inspection Fees	a	)	Various	15,332

Total Pre Petition Accounts Receivable				$5,185,325

a)	Recevable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of August 31, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
5/15/09 Payroll due TMAC	05/15/09	40,290	—	—	—	40,290	—
J.H. Cohn LLP	05/31/09	32,673	—	—	—	32,673	—
Orrick, Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	21,469	—
Protiviti Inc.	05/31/09	54,694	—	—	—	54,694	—
Quinn Emanuel Urquhart Oliver & Hedges	05/31/09	60,021	—	—	—	60,021	—
Tydings & Rosenberg LLP	05/31/09	4,172	—	—	—	4,172	—
Venable LLP	05/31/09	78,950	—	—	—	78,950	—
Atkinson & Thal, P.C.	06/08/09	118	—	—	118	—	—
Wilmington Trust Company	06/26/09	3,000	—	—	3,000	—	—
Wilmington Trust Company	06/29/09	4,000	—	—	4,000	—	—
J.H. Cohn LLP	06/30/09	32,707	—	—	32,707	—	—
Orrick, Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	19,410	—	—
Protiviti Inc.	06/30/09	74,319	—	—	74,319	—	—
Quinn Emanuel Urquhart Oliver & Hedges	06/30/09	64,284	—	—	64,284	—	—
Thompson, Hickey, Cunningham, Clow, & April	06/30/09	29	—	—	29	—	—
Thompson, Hickey, Cunningham, Clow, & April	06/30/09	3,669	—	—	3,669	—	—
Tydings & Rosenberg LLP	06/30/09	3,648	—	—	3,648	—	—
Venable LLP	06/30/09	67,958	—	—	67,958	—	—
Rodey, Dickason, Sloan, Akin & Robb, P.A	06/30/09	470	—	—	470	—	—
Palmer, Lombardi & Donohue LLP	06/30/09	297	—	—	297	—	—
Bloomberg LP	07/06/09	1,081	—	1,081	—	—	—
Verizon	07/20/09	(264)	—	(264)	—	—	—
Protiviti, Inc.	07/31/09	160,964	—	160,964	—	—	—
Orrick, Herrington & Sutcliffe LLP	07/31/09	127,078	—	127,078	—	—	—
Venable LLP	07/31/09	272,856	—	272,856	—	—	—
J. H. Cohn LLP	07/31/09	152,972	—	152,972	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges, LLP	07/31/09	237,613	—	237,613	—	—	—
Tydings & Rosenberg LLP	07/31/09	14,971	—	14,971	—	—	—
AT&T Mobility	08/04/09	330	330	—	—	—	—
Thornburg Mortgage Advisory Co	08/15/09	10,492	10,492	—	—	—	—
Safeguard Business Systems Inc	08/26/09	310	310	—	—	—	—
Safeguard Business Systems Inc	08/26/09	304	304	—	—	—	—
Thornburg Investment Management	08/31/09	35	35	—	—	—	—
Thornburg Mortgage Advisory Co	08/31/09	100,114	100,114	—	—	—	—
Epiq Bankruptcy Solutions, LLC	08/31/09	78,000	78,000	—	—	—	—
J.H. Cohn LLP	08/31/09	153,000	153,000	—	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of August 31, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Orrick, Herrington & Sutcliffe LLP	08/31/09	127,000	127,000	—	—	—	—
Payroll Accrual	08/31/09	136,899	136,899	—	—	—	—
Protiviti Inc.	08/31/09	161,000	161,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	08/31/09	237,500	237,500	—	—	—	—
Tydings & Rosenberg LLP	08/31/09	15,000	15,000	—	—	—	—
Venable LLP	08/31/09	273,000	273,000	—	—	—	—

		2,826,433	1,292,984	967,270	273,910	292,268	—
Potential obligations - Invoices under review	08/31/09	37,518	37,518	—	—	—	—

Post Petition Accounts Payable		$2,863,950	$1,330,502	$967,270	$273,910	$292,268	$—

NOTE: Includes estimates for amounts that may be due to ordinary course professionals for which an invoice for services had not been received.